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                                                                   EXHIBIT 10.74

                S H A R E   P L E D G E   A G R E E M E N T



PLEDGOR:                          3045207 Nova Scotia
                                  Company


SECURED PARTY:                    Foothill Capital Corporation


CORPORATION:                      1423280 Ontario Inc.



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                             SHARE PLEDGE AGREEMENT


PARTIES


        PLEDGOR


Name:            3045207 Nova Scotia Company

Address:         Summit Place
                 1601 Lower Water Street
                 PO Box 730
                 Halifax, Nova Scotia
                 B3J 2V1

Fax No:          (902) 425-6500


        SECURED PARTY


Name:            Foothill Capital Corporation

Address:         2450 Colorado Avenue,
                 Suite 3000 West
                 Santa Monica, California
                 90404

Fax No:          (310) 453-7443


        CORPORATION


Name:            1423280 Ontario Inc.

Address:         100 King Street West
                 1 First Canadian Place Suite 6600 Toronto, ON M5X 1B8

Fax No:          (416) 863-6666


        EFFECTIVE DATE

               December 14, 2000 (the "Effective Date")



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1.      GRANT OF SECURITY INTEREST

        For valuable consideration (the receipt and sufficiency of which each of the parties hereto hereby acknowledges) the Pledgor hereby assigns, pledges, hypothecates and grants to the Secured Party a security interest (to which the Personal Property Security Act (Nova Scotia) and the regulations thereto, as the same may be amended from time to time (the "PPSA") applies) in and grants, mortgages and charges as and by way of a fixed and specific mortgage and charge to and in favour of the Secured Party, all of the Pledgor's rights, title and interests in and to 7,500,000 Class C voting shares in the capital of the Corporation owned by the Pledgor including without limitation all dividends or other distributions paid or payable in respect thereof from time to time (the "SHARES"), all pursuant to and in accordance with the provisions of this Agreement.

2.      SECURED OBLIGATIONS

        The security interests, mortgages and charges granted hereby secure all of the following (collectively, the "OBLIGATIONS"): both the performance and the payment to the Secured Party of all obligations, debts and liabilities (including, without limitation, on account of damages) of the Pledgor to the Secured Party, present or future, direct or indirect, absolute or contingent, liquidated or unliquidated, matured or not, wheresoever and howsoever incurred,

        (a) whether arising under this or any other agreement (whether written or oral), instrument or writing;

        (b) whether arising from dealings between the Secured Party and the Pledgor or from other dealings or proceedings by which the Secured Party may be or become in any manner whatever a creditor, obligee or promisee of the Pledgor;

        (c)     whether incurred by the Pledgor alone or with another or others;

        (d) whether incurred by the Pledgor as principal, surety, indemnitor, obligor or promissor; and

        (e) whether such obligations, debts and liabilities are from time to time reduced and thereafter increased or entirely extinguished and thereafter incurred again,

        all including, without limitation, all interest, commissions, legal and other costs, charges and expenses payable in connection with any and all of the foregoing and, in addition thereto, the Expenses (provided for and defined below).



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3.      ATTACHMENT

        Each of the parties hereto acknowledges and confirms that the security interests, mortgages and charges granted hereby shall attach:


        (a) forthwith upon the Effective Date with respect to the Shares in which the Pledgor then has rights; and

        (b) with respect to Substituted or Additional Shares (defined below) forthwith upon the Pledgor first acquiring rights in such Substituted or Additional Shares.

        For greater certainty, without in any way limiting the above, each of the parties hereto acknowledges and confirms that they have not agreed to postpone the time for attachment of the said security interests, mortgages and charges.


4.      PERFECTION

        (a) Subject to paragraph 4(b) hereof, in furtherance of the security interests, mortgages and charges hereby granted to the Secured Party, the Pledgor agrees that contemporaneously with the execution of this Agreement, it shall deliver the following to the Secured Party upon the terms hereof:

                (i) the relevant share certificate(s) representing all of the Shares, duly registered in the name of the Pledgor, and duly endorsed in blank for transfer hereunder and noting conspicuously on the face thereof the following:

                                "TAKE notice that the ownership and transfer of the shares represented by this Certificate are restricted by and are subject to the provisions of a Share Pledge Agreement dated December , 2000".


                (ii) a transfer in blank of the Shares duly executed by the Pledgor, the Pledgor hereby giving the Secured Party the authority to complete the said transfer on its behalf upon the occurrence of an Event of Default (defined below);

                (iii) a certified copy of a resolution of the directors of the Corporation approving the hypothecation and pledge of the Shares to the Secured Party, the notation of the Secured Party's interest on the relevant share certificate(s) and in the shareholder ledgers of the Corporation, any further transfers of the Shares made pursuant to this Agreement, and the recording of same in the books and records of the Corporation, which resolution shall state that it may not be amended or revoked without the prior written consent of the Secured Party; and

                (iv) signed, undated resignations addressed to the Corporation pursuant to which each officer and/or director of the Corporation resigns from all offices with the Corporation and/or as a director on its board of directors.

        (b) The Secured Party acknowledges and agrees that it shall hold the Shares hereby delivered to it in accordance with the terms of this Agreement.



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5.      RIGHT TO VOTE

        So long as no Event of Default has occurred hereunder, the Pledgor shall be entitled to remain as shareholder of record of the Shares and to exercise all voting rights in respect of the Shares.


6.      RIGHT TO DIVIDENDS, ETC.

        So long as no Event of Default has occurred hereunder, the Pledgor shall be entitled to receive all dividends and other distributions paid or payable in respect of the Shares. In the event that the Pledgor receives any dividend or other distribution contrary to the foregoing it shall stand possessed of same in trust solely for the Secured Party and shall forthwith pay or deliver the same to the Secured Party to be applied in accordance with paragraph 15.


7.      PLEDGOR'S WARRANTIES

        The Pledgor hereby represents and warrants to and covenants with the Secured Party as follows and acknowledges that the Secured Party is, in part, relying upon such representations, warranties and covenants in accepting the security interests, mortgages and charges granted upon the terms of this
Agreement:


        (a) Ownership of Shares: The Pledgor is the absolute and beneficial owner of the Shares and none of the Shares is held in the name of any person other than the Pledgor, whether as agent, trustee or other nominee for the Pledgor and the Shares are recorded in the name of the Pledgor in the shareholder ledgers and registers in the Corporation's minute book.

        (b) No Encumbrances: The Shares are owned by the Pledgor with good and marketable title thereto and they are and shall at all times be kept free and clear of any and all mortgages, hypothecs, pledges, claims, adverse claims, demands, liens, charges, security interests, encumbrances, agreements, rights and equities of any kind whatsoever other than those given by the Pledgor to or in favour of Secured Party.

        (c) Due Authorization: The Pledgor has the corporate power and capacity to enter into this Agreement and to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it.

        (d) Right to Grant: The Pledgor has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the Pledgor shall at all relevant times have the full right, power and authority to perform its obligations hereunder and to grant the security interests, mortgages and charges as herein provided.

        (e) No Default: The entering into of this Agreement and the performance by the Pledgor of its obligations hereunder does not and will not contravene, breach or result in any default under any agreement to which the Pledgor is a party or by which the Pledgor or any of the Shares may be bound and will not result in or



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                permit the acceleration of the maturity of any indebtedness, liability or obligation of the Debtor under any such agreement.

        (f) No Agreements or Options: No person, firm or corporation other than the Secured Party has any agreement or option (whether written or oral) or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase of the Shares or any interests therein or rights thereto.

        (g) No Litigation: There is not pending any court, administrative, regulatory or other action or legal proceeding of any sort either to restrain or otherwise prevent in any manner the Pledgor from effectually and legally hypothecating and pledging the Shares to the Secured Party free and clear of any and all mortgages, hypothecs, pledges, claims, adverse claims, demands, liens, charges, security interests, encumbrances, agreements, rights and equities of any kind whatsoever or any suit, action or proceeding the effect of which would be to cause a lien to attach to the Shares or to divest title to the Shares in any manner whatsoever.

        (h) Issued Capital: The only issued and outstanding shares in the capital of the Corporation owned by the Pledgor are the Shares and no person, firm or corporation has any agreement or option (whether written or oral) or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement, including convertible securities, warrants or convertible obligations of any nature for the purchase, subscription, allotment or issuance of any of the unissued shares in the capital of the Corporation.

8.      PLEDGOR'S COVENANTS

        The Pledgor covenants and agrees with the Secured Party that:


        (a) Obligations: The Pledgor shall pay, perform, satisfy, fulfill and discharge the Obligations when due.

        (b) No Transfers or Encumbrances: The Pledgor shall not either directly or indirectly (including by way of corporate reorganization, amalgamation or otherwise) sell, transfer, convey, assign, exchange, convert or in any manner dispose of, pledge or in any manner encumber any of the Shares without the prior written consent of the Secured Party, except as expressly permitted or required elsewhere herein.

        (c) Substituted or Additional Shares: In the event any substituted or additional shares in the capital of the Corporation are received or acquired (directly or indirectly) by or on behalf of the Pledgor, whether as a result of a share issuance, subdivision, consolidation, conversion, reclassification, stock dividend, transfer, sale, reorganization, amalgamation or otherwise (the "SUBSTITUTED OR ADDITIONAL SHARES"), the Pledgor shall stand possessed of the Substituted or Additional Shares in trust for the Secured Party and shall forthwith deliver to the Secured Party the certificate or certificates representing the Substituted or Additional Shares together with a certified copy of the resolution of the directors of the Corporation approving the hypothecation and pledge thereof to the Secured Party whereupon the Secured Party shall hold and deal with the Substituted or Additional Shares and the certificate or certificates evidencing the same as the Shares.



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9.      EVENTS OF DEFAULT

        Forthwith upon the occurrence of any of the following events (an "EVENT OF DEFAULT"), the Obligations will, without the Secured Party being required to give notice or demand, become due and payable in full and, to the extent applicable, be required to be fully performed:


        (a) the failure of the Pledgor to pay when due any payment of any of the Obligations;

        (b)     the failure of the Pledgor to perform any of the Obligations;

        (c) any representation, warranty, statement or report which is false or incorrect in any respect having been made or given by the Pledgor to the Secured Party, whether contained herein or in any other agreement (written or oral), instrument or writing;

        (d) the failure or inability of the Pledgor or the Corporation to pay any of its debts or liabilities as the same fall due;

        (e) the occurrence of a default by the Pledgor under any agreement, instrument or writing entered into by the Pledgor with any person(s);

        (f) the Pledgor or the Corporation making or agreeing to make an assignment, disposition or conveyance, whether by way of sale or otherwise, of its assets in bulk;

        (g) the abandonment by the Pledgor or the Corporation of its assets or any part thereof;

        (h) the Pledgor or the Corporation ceasing or threatening to cease carrying on its business or any of its businesses;

        (i) the Pledgor or the Corporation taking any action or commencing any proceeding or any action or proceeding being taken or commenced by another person or persons against the Pledgor or the Corporation in respect of the liquidation, dissolution or winding-up of the Pledgor or the Corporation, including without limitation, any action or proceeding under the Winding Up and Restructuring Act, the Business Corporations Act (Ontario), the Canada Business Corporations Act or other similar legislation whether now or hereinafter in effect;

        (j) the Pledgor or the Corporation taking any action or commencing any proceeding or any action or proceeding being taken or commenced by another person or persons against the Pledgor or the Corporation relating to the reorganization, readjustment, compromise or settlement of the debts owed by the Pledgor or the Corporation to its creditors where such reorganization, readjustment, compromise or settlement shall affect a substantial portion of the Pledgor's or the Corporation's assets, including without limitation, the filing of a notice of intention to make a proposal or the filing of a proposal pursuant to the provisions of the Bankruptcy and Insolvency Act, the making of an order under the Companies' Creditors Arrangements Act or the commencement of any similar action or proceeding by the Pledgor or the Corporation or such person or persons;



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        (k)     the Pledgor or the Corporation committing or threatening to commit any act of bankruptcy pursuant to or set out under the provisions of the Bankruptcy and Insolvency Act;

        (l) the filing of a petition for a receiving order against the Pledgor or the Corporation pursuant to the provisions of the Bankruptcy and Insolvency Act;

        (m) any execution, sequestration or other process of any court or other tribunal becoming enforceable against the Pledgor or the Corporation or a distress or analogous action or proceeding being taken, commenced or issued against the Pledgor or the Corporation or levied upon or in respect of its assets or any part thereof, or any lien, trust claim or any other right or entitlement against or in respect of its assets or any part thereof becoming effective, including, without limitation, a warrant of distress of any rent in respect of any premises occupied by the Pledgor or the Corporation or any premises in or upon which its assets or any part thereof may at any time be situate or if a notice of an adverse claim in respect of the Shares is made;

        (n) the loss, damage, destruction or confiscation of any part of the assets of the Pledgor or the Corporation unless upon such event, the Pledgor pays to the Secured Party forthwith such amount as the Secured Party in its absolute and uncontrolled discretion determines is satisfactory; and

        (o) the Secured Party in good faith and having commercially reasonable grounds for believing that the ability of the Pledgor to pay any monies hereby secured or to perform any requirement of any provision contained in this Agreement or any other agreement (written or oral), instrument or writing heretofore or hereafter given by the Pledgor to the Secured Party is impaired or that the assets of the Pledgor or the Corporation are in danger of being lost, damaged, destroyed or confiscated.

10.     RIGHTS AND REMEDIES

        Forthwith upon the occurrence of an Event of Default, the security interests, mortgages and charges granted herein shall be enforceable and the Pledgor and the Secured Party shall have, in addition to any other rights and remedies provided by law, the rights and remedies of a debtor and a secured party respectively under the PPSA and those provided by this Agreement.


11.     EXPENSES

        The reasonable costs and expenses of the Secured Party in the preparation, execution and delivery of this Agreement, the registration of this Agreement or of notices, financing statements or other filings in respect thereof, the reasonable costs and expenses of the Secured Party in connection with the preparation or review of waivers, consents, amendments or other matters pertaining to the subject matter of this Agreement, the reasonable costs and expenses expressly provided for in the PPSA and, in addition thereto, the cost of any insurance, taxes, solicitor's fees, costs and other legal expenses and all other costs, charges and expenses of or incurred (on a scale as between a solicitor and his own client) by the Secured Party in respect of any of the foregoing and in respect of the enforcement of the Obligations, including taking possession, custody, holding, preserving, protecting, repairing, using or operating, collecting, realizing, processing, preparing for disposition and disposing of the Shares and any other collateral for the Obligations taken by the Secured Party (collectively, the "Expenses") shall be payable by the



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Pledgor to the Secured Party forthwith upon demand, shall be deemed advanced to the Pledgor by the Secured Party, shall bear interest at a rate equal to the Prime Rate (defined below) plus 4% per annum calculated, both before and after demand, maturity, default and judgment, from the date each of the Expenses, respectively, was incurred until fully paid by the Pledgor and shall be secured by this Agreement.

        "PRIME RATE" means the annual rate of interest announced from time to time by Royal Bank of Canada as a reference rate then in effect for determining interest rates on Canadian dollar commercial loans in Canada.

        The Pledgor authorizes the Secured Party to designate, in its sole discretion, any number of years as the registration period in any financing statement or financing change statement filed with respect to this Agreement or any other agreement delivered by the Pledgor to the Secured Party ("DESIGNATED PERIOD").

        The Pledgor acknowledges and confirms that:


        (a) all registration costs in connection with the filing of the aforesaid financing statements or financing change statements are and shall be reasonable and shall form part of the Expenses;

        (b) the designation of the number of years comprising the Designated Period shall not constitute an acknowledgement by or commitment or other obligation of the Secured Party to provide financial assistance (whether by loan, agreement or otherwise) to the Pledgor at any time or from time to time during the Designated Period; and

        (c) the Secured Party shall be entitled to exercise all of its rights and remedies provided for in this Agreement forthwith upon the occurrence of an Event of Default notwithstanding that such Event of Default may occur prior to the expiration of the Designated Period.

12.     NOTICE OF DISPOSITION

        Unless not required to do so by applicable law, the Secured Party shall give to the Pledgor at least 15 days written notice of the Secured Party's intention to dispose of the Shares. Such notice may be sent by registered mail to the last known post office address of the Pledgor.


13.     MODE OF DISPOSITION

        The Secured Party may dispose of the Shares by a private sale or public auction or tender at any place and time whatsoever and in such manner and at such price as the Secured Party may reasonably determine, either for cash or on credit, or for part cash and part credit. The Secured Party may postpone any sale prior to the date thereof and may sell the Shares as a whole or in parcels and if in parcels in such order and manner as the Secured Party may reasonably determine. Until the time such sale is completed, the amount of any dividends or other distributions paid or payable by the Corporation in respect of the Shares shall be paid to the Secured Party.



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14.     SECURED PARTY MAY PURCHASE

        Upon the disposition of the Shares at a public sale, the Secured Party may become a purchaser of the Shares free of any right or equity of redemption which right or equity is hereby expressly waived.

15.     PROCEEDS OF DISPOSITION/DEFICIENCY

        Any proceeds of any disposition of any of the Shares shall be applied by the Secured Party firstly on account of the Expenses, and any balance of such proceeds shall be applied by the Secured Party on account of the Obligations (other than the Expenses) in such order of application as the Secured Party may from time to time effect and the same shall not be subject to dispute by the Pledgor. If such proceeds fail to satisfy the Obligations, the Pledgor shall be liable for the full amount of the deficiency resulting to the Secured Party.


16.     GENERAL PROVISIONS



        (a) Discharge: The Pledgor shall not be discharged from the Obligations by any extension of time, additional advances, renewals, amendments or extensions to this Agreement, any waiver by or failure of the Secured Party to enforce any provision of this Agreement or any other agreement, the taking of further security, releasing security, extinguishment of the security interests, mortgages and charges as to all or any part of the Shares, or any other act except a release or discharge by the Secured Party of the security interests, mortgages and charges granted hereby upon the full payment and performance of the Obligations, at which time the Secured Party shall, at the Pledgor's expense, deliver to the Pledgor the relevant share certificate(s) representing all of the Shares duly endorsed in blank for transfer, all other documents held by the Secured Party pursuant to this Agreement, and all necessary discharges and releases of the security interests, mortgages and charges granted hereby.

        (b)     Other Security:

                (i) The security constituted by this Agreement is in addition to and not in substitution for any other security, guarantee or right from time to time held by the Secured Party;

                (ii) The Secured Party may realize upon or enforce all or part of any security, guarantee or right from time to time held by it in any order it desires and any realization by any means upon any security, guarantee or right shall not bar realization by upon any other security, guarantee or right; and

                (iii) The taking of any action or proceeding or refraining from so doing or any other dealings with or in respect of any other security, guarantee or right from time to time held by the Secured Party shall not release or affect the security provided for in this Agreement and the taking of the security hereby granted or any proceedings hereunder for the realization of the security



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                        hereby granted shall not release or affect any other
                        security, guarantee or right from time to time held by the Secured Party.

        (c) Waiver, etc.: No failure or delay on the part of the Secured Party to exercise any right provided for in or contemplated by this Agreement and no waiver as to an Event of Default hereunder shall operate as a waiver thereof unless made in writing and signed by the Secured Party and, in that event, such waiver shall operate only as a waiver of the right or Event of Default expressly referred to therein. Nothing in this Agreement and nothing referred to in the Obligations shall preclude any other remedy by action or otherwise for the enforcement of this Agreement or the payment and performance in full of the Obligations.

        (d) Secured Party Assignment: All rights and obligations of the Secured Party hereunder shall be freely assignable in whole or in part without the consent of the Pledgor and in any action brought by any assignee to enforce such rights, the Pledgor shall not assert against such assignee any claim, defence, right of set-off, or the benefit of any equities which the Pledgor now has or may hereafter have against the Secured Party.

        (e) Entire Agreement: This Agreement sets forth the entire intent and understanding of the parties relating to the subject-matter hereof and supersedes and replaces all prior agreements and commitments, whether written or oral, made between the parties and all earlier discussions and negotiations between them. The parties are not relying upon and there are no collateral or other representations, warranties, agreements or covenants made by any of the parties hereto which are not contained herein.

        (f) Further Assurances: Each of the parties hereto shall and will, from time to time and at all times hereafter upon every reasonable written request so to do, cause such meetings to be held, resolutions passed and by-laws enacted, exercise its vote and influence, make, do, execute and deliver, or cause to be made, done, executed and delivered, all such further papers, acts, deeds, assurances and things as may be necessary or desirable in the opinion of any party or counsel for any party, acting reasonably, for implementing and carrying out more effectually the true intent and meaning of this Agreement including, without limitation, to perfect or better perfect the security interests, mortgages and charges of the Secured Party in the Shares or any part thereof.

        (g) Severability: In the event that any covenant or provision contained in this Agreement is held to be invalid, illegal or unenforceable in whole or in part, the validity, legality and enforceability of the remaining covenants and provisions shall not be affected or impaired thereby and all such remaining covenants and provisions shall continue in full force and effect. All covenants and provisions hereof are declared to be separate and distinct covenants or provisions, as the case may be.

        (h) Headings: All headings and titles in this Agreement are for convenience of reference only and shall not affect the interpretation of the terms hereof.

        (i) Gender, etc.: In construing this Agreement, all words and personal pronouns relating thereto shall be read and construed as the number and gender of the party or parties referred to in each case require, and the verb agreeing therewith shall



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                be construed as agreeing with the required word and pronoun.
                Words such as "hereunder", "hereto", "hereof", "herein", and other words commencing with "here", shall unless the context clearly indicates the contrary, refer to the whole of this Agreement and not to any particular paragraph or part thereof.

        (j) Binding Effect: All rights of the Secured Party hereunder shall enure to the benefit of its successors and assigns and all obligations of the Pledgor hereunder shall bind the Pledgor, its successors and assigns. Each reference to the Secured Party in this Agreement shall be deemed to include a reference to the Secured Party, its successors and assigns and each reference to the Pledgor in this Agreement shall be deemed to include a reference to the Pledgor, its successors and assigns.

        (k) Re Liabilities: If more than one person executes this Agreement as Pledgor, their obligations under this Agreement shall be joint and several.

        (l) Governing Law: This Agreement shall be governed by, and interpreted and enforced in accordance with, the laws in force in the Province of Nova Scotia and the laws of Canada applicable therein and shall be treated in all respects as a Nova Scotia contract. Each party irrevocably submits to the non-exclusive jurisdiction of the courts of Nova Scotia with respect to any matter arising hereunder or related hereto.

        (m) Notice: Subject to the specific requirements of the PPSA, any demand, notice, request, consent, approval or other communication required or permitted to be made or given by any party hereto to any other party hereto in connection with this Agreement shall be in writing and may be made or given by personal delivery to such party or by transmittal by facsimile transmission or similar electronic means of communication which produces a paper record to such party at the fax number noted on page 1 of this Agreement or, if a corporation, to a director thereof or, if postal services and deliveries are then operating, by mailing the same by prepaid registered post to such party at its address noted on page 1 of this Agreement or at such other address which the party to whom such communication is being given may have designated by notice given in accordance with the provisions of this paragraph. Any communication so delivered or transmitted by electronic means of communication shall be deemed to have been given and received on the day of delivery or transmittal, if a business day, or if not a business day, on the business day next following the day of delivery or transmittal, and any communication so mailed shall be deemed to have been given and received on the fourth business day following and exclusive of the date of mailing. In this paragraph, "business day" means any day except a Saturday, Sunday or statutory holiday in the Province of Nova Scotia. Either party may give notice in writing to the other in the manner provided in this paragraph of any change of fax number or address of the party giving such notice, and from and after the giving of such notice, the fax number or address therein specified shall be deemed to be the fax number or address of such party for purposes of this paragraph.

        (n) Failure to Perfect: The Secured Party shall not be liable or accountable for any negligence or failure to perfect its security interests, mortgages and charges granted herein, seize, collect, realize, sell or obtain payment for the Shares or any part thereof and shall not be bound to institute proceedings for the purpose of seizing, collecting, realizing or obtaining possession or payment of the same for the purpose of preserving the rights of the Pledgor, the Corporation or any other person, firm or corporation in respect of same.

        (o) No Amendment: This Agreement may not be amended, altered or qualified except by a memorandum in writing signed by all of the parties hereto and any amendment, alteration or qualification hereof shall be null and void and shall not be binding upon any party who has not signed such memorandum.

        (p) Power of Attorney: The Secured Party, or any receiver appointed hereunder is hereby irrevocably constituted as the duly appointed lawful attorney of the Pledgor with full power to make, do, execute and deliver all such documents, assignments, acts, matters or things on behalf of the Pledgor with the right to use the name of the Pledgor whenever and wherever it may be deemed necessary or expedient. The power of attorney hereby granted is a power coupled with an interest and shall survive the dissolution, liquidation, winding-up or other termination of existence of the Pledgor. The Pledgor agrees to and does hereby ratify all acts done and all documents executed and delivered by the Secured Party pursuant to the power of attorney hereby granted and the Pledgor hereby confirms that the Secured Party and all third parties are entitled to rely upon such ratification.

        (q) Time of Essence: Time shall be strictly of the essence of this Agreement and of every part thereof and no extension or variation of this Agreement shall operate as a waiver of this provision.

        (r) Pledgor's Receipt: The Pledgor hereby acknowledges receipt of a fully signed copy of this Agreement.

        (s) Independent Legal Advice: The Pledgor acknowledges having been advised to obtain independent legal representation or advice, in its discretion, prior to executing this Agreement and thereby becoming bound by its terms and subject to its obligations. This Agreement shall become effective when it is signed by the Pledgor.

        (t) Meaning of Shares: The term "SHARES" as used herein shall include Substituted or Additional Shares.

        IN WITNESS WHEREOF the Pledgor and the Secured Party have executed this Agreement and agree to be bound thereby as of the Effective Date set out above.


THE CORPORATE SEAL of 3045207                )
NOVA SCOTIA COMPANY was hereunto             )
affixed in the presence of:                  )
                                             )    c/s
                                             )
/s/ COREY E. FISCHER                         )
---------------------------------------------)
Authorized Signatory                         )
                                             )
                                             )
---------------------------------------------)
Authorized Signatory                         )

FOOTHILL CAPITAL CORPORATION by              )
its authorized signatories:                  )
                                             )
                                             )
                                             )
Authorized Signatory                         )
                                             )
/s/ WILLIAM SHIAO                            )
---------------------------------------------)
Authorized Signatory                         )
                                             )


THE CORPORATE SEAL OF 1423280                )
ONTARIO INC. was hereunto affixed in the     )
presence of:                                 )
                                             )    C/S
                                             )
/s/ COREY E. FISCHER                         )
---------------------------------------------)
Authorized Signatory                         )
                                             )
                                             )
-------------------------------------------- )
Authorized Signatory                         )

                                    TRANSFER

                FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto Foothill Capital Corporation, 7,500,000 Class C voting shares in the capital of 1423280 Ontario Inc. (the "Corporation") and does hereby irrevocably constitute and appoint the Secretary of the Corporation as attorney to transfer or register the transfer of the said share on the books of the Corporation, with full power of substitution in the premises.

               The undersigned has hereunto executed this transfer the 14 day of December, 2000.


                                             3045207 NOVA SCOTIA COMPANY



                                             Per: /s/ COREY E. FISCHER
                                                 -------------------------------
                                                 AUTHORIZED SIGNING OFFICER